UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 13, 2020, Inpixon (the “Company”) entered into a Subscription Agreement (the “Agreement”) with Mitchell Silberberg & Knupp LLP (the “Provider”) in connection with the issuance by the Company of an aggregate of 183,486 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $1.09 per share, in satisfaction of an aggregate of $200,000 payable to the Provider by the Company for legal services rendered. The Company will not receive any cash proceeds from the issuance and sale of the Shares.  The closing of the sale of the Shares pursuant to the Agreement is expected to occur on or prior to April 15, 2020, subject to customary closing conditions.

The Shares were sold by the Company pursuant to a prospectus supplement, dated as of April 13, 2020, to the Company’s effective shelf registration statement on Form S-3 (File No. 333-223960), which was filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2018, as amended on May 15, 2018, and declared effective on June 5, 2018 (the “Registration Statement”), and a base prospectus dated as of June 5, 2018 contained in such Registration Statement.

The representations, warranties and covenants contained in the Agreement were made solely for the benefit of the parties to the Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the document is subject to, and qualified in its entirety by, such document, which is incorporated herein by reference.

The legal opinion and consent of Mitchell Silberberg & Knupp LLP relating to the issuance of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As of April 13, 2020, following the issuance of the shares of Common Stock described in Item 1.01 above and Item 8.01 below, the Company has 10,210,549 shares of Common Stock issued and outstanding.

The information contained below in Item 8.01 with respect to the shares of Common Stock issued or issuable to the noteholders is hereby incorporated by reference into this Item 3.02. The offer and sale of such shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the shares of Common Stock were issued in exchange for the partitioned notes which were each another outstanding security of the Company; (b) there was no additional consideration of value delivered in connection with the exchanges; and (c) there were no commissions or other remuneration paid by the Company in connection with the exchanges.

Item 8.01	Other Events.

Equity Distribution Sales

Pursuant to the terms and conditions of that certain Equity Distribution Agreement, dated as of March 3, 2020, by and between the Company and Maxim Group LLC (“Maxim”), since the Company’s last update on March 27, 2020, the Company has sold 2,212,459 shares of Common Stock at a weighted average price per share between $1.189 and $1.2797. These sales resulted in gross proceeds to the Company of $2,732,354.27. The Company paid Maxim compensation of $109,294.17, based on a rate of 4.0% of the gross sales, for net proceeds to the Company equal to $2,623,060.09. Such sales were made pursuant to the Registration Statement, the base prospectus dated June 5, 2018 included in the Registration Statement and the prospectus supplement relating to the offering filed with the SEC on March 3, 2020.

Exchange Agreements

Since April 1, 2020, the Company has entered into agreements to issue an aggregate of 537,517 shares of Common Stock (the “Exchange Shares”) to the holders of those certain outstanding promissory notes issued on December 21, 2018 and August 8, 2019 (each, an “Original Note” and together, the “Original Notes”), at a weighted average price per share equal to $1.12, which was equal to the Minimum Price as defined in Nasdaq Listing Rule 5635(d) in each case. Pursuant to such exchange agreements, the Company and the noteholders agreed to (i) partition new promissory notes in the form of the Original Notes in the aggregate original principal amount equal to $604,645.55 and then cause the outstanding balance of the Original Notes to be reduced by $604,645.55; and (ii) exchange the partitioned notes for the delivery of the Exchange Shares. As of the date of this Current Report on Form 8-K, the Original Note, issued on December 21, 2018, has been satisfied in full.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the benefits of the Transaction. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

5.1	Legal Opinion of Mitchell Silberberg & Knupp LLP

10.1	Subscription Agreement

23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1)

EXHIBIT INDEX

Exhibit No.	Description

5.1	Legal Opinion of Mitchell Silberberg & Knupp LLP

10.1	Subscription Agreement

23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: April 13, 2020	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer